SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):           July 24, 2001

NEXTEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19656	36-3939651

(State or other jurisdiction	Commission	(I.R.S. Employer

of incorporation)	File Number)	Identification No.)

2001 Edmund Halley Drive, Reston, Virginia		20191

(Address of principal executive offices)		(Zip Code)

      Registrant’s telephone number, including area code:       (703) 433-4000

——————————————————————————————————————— ———

(Former name or former address, if changed since last report)

Item 5. Other Events.

On July 24, 2001, Nextel issued a press release announcing its financial results and other data for the quarter ended June 30, 2001 as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. Not Applicable

(b) Pro Forma Financial Information. Not Applicable

(c) Exhibits.

Exhibit No	Exhibit Description

99.1	Press Release

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

Date: July 24, 2001	By: /s/ Leonard J. Kennedy
Leonard J. Kennedy Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Exhibit Description

99.1	Press Release